UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2017

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)
11-3209278
(IRS Employer Identification No.)
220 RXR Plaza, Uniondale, New York , 11556
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Flushing Financial Corporation, the parent holding company for Flushing Bank (the "Bank"), today announced that the Board of Directors declared a quarterly dividend on its common stock of $0.18 per common share, payable on March 31, 2017 to shareholders of record at the close of business on March 10, 2017. Attached as Exhibit 99.1 is the press release of Flushing Financial Corporation dated March 1, 2017.

Item 9.01. Financial Statements and Exhibits.

99.1. Press release of Flushing Financial Corporation dated March 1, 2017. "Flushing Financial Corporation Increases Its Quarterly Dividend 6% to $0.18 per Share"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation

Date: March 1, 2017	By:	/s/ Susan K. Cullen
Susan K. Cullen
	Title:	Senior Executive Vice President and Chief Financial Officer